HANCOCK JAFFE
LABORATORIES

VenoValve®

Bogota, Colombia
First-in-Man Study

Preliminary Data

October 2019

PROSTHETIC VALVE FOR POST THROMBOTIC SYNDROME

JORGE H. ULLOA, MD., FACS

October 25, 2019


20th Congress of
ASIAN SOCIETY FOR VASCULAR SURGERY (ASVS)
in Conjunction With THE 14TH ASIAN VENOUS FORUM
And THE 10TH INDONESIAN VASCULAR CONFERENCE
October 23rd - 26th, 2019
Bali Nusa Dua Convention Center
Vascular Surgery as a Breakthrough
NUSA DUA
BALI - INDONESIA

HJLI

LEGAL DISCLAIMERS

This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements are not statements of historical facts, but rather reflect HJLI's current expectations concerning future events and results. We may use the words "believes," "expects," "intends," "plans," "anticipates," "likely," "will" and similar expressions to identify forward-looking statements but do not always do so. Such forward-looking statements, including those concerning our expectations, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this presentation.

This presentation uses HJL's registered trademarks and trade names, such as VenoValve® and CoreoGraft®. This presentation also includes trademarks, trade names and service marks that are the property of other organizations. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® and ™ symbols, but those references are not intended to indicate that HJLI will not assert, to the fullest extent under applicable law, its rights, or that the applicable owner will not assert its rights to these trademarks and trade names. HJLI does not intend its use or display of other companies' trade names or trademarks to imply a relationship with, or endorsement or sponsorship of HJL by, any other companies.

Any offering of securities will only be made by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission ("SEC"), after such registration statement becomes effective. No such registration statement has become effective, as of the date of this presentation. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

STUDY END POINTS

- Safety - infection; PE; native vein injury; allergic reaction
- Reflux - measured by doppler with ultrasound
- Venous Clinical Severity Score (VCSS) - 10 hallmarks of venous disease rated 0 to 3 in severity and administered by physician
- Visual Analogue Scale(VAS) Score - intensity and frequency of pain

SAFETY

- Nine Patients
  - 1 Seroma
  - Intolerance from Coumadin therapy
  - 2 Minor wound infections (erythema) treated with antibiotics

FIRST-IN-MAN - 6 MONTH DATA - PATIENTS 1 TO 5 - SUMMARY

	REFLUX (% Decrease)	VCSS (% Decrease)	VAS (% Decrease)
#1	80%	63%	75%
#2	30%	60%	56%
#3	100%	67%	50%
#4	65%	38%	50%
#5	30%	69%	38%
AVERAGE	61%	59%	54%

FIRST-IN-MAN - PATIENTS 1 TO 5 - REFLUX



80% Reduction
3
2
1
0
Normal
Pre-Op 14 30 60 90 180
Patient #1
30% Reduction
3
2
1
0
Normal
Pre-Op 30 60 90 180
Patient #2
100% Reduction
3
2
1
0
Normal
Pre-Op 14 30 60 90 180
Patient #3
65% Reduction
3
2
1
0
Normal
Pre-Op 14 30 60 90 180
Patient #4
30% Reduction
3
2
1
0
Normal
Pre-Op 14 30 60 90 180
Patient #5

FIRST-IN-MAN - PATIENTS 6 TO 8 - REFLUX



3
60% Reduction
2
1
Normal
0
Pre-Op
14
30
60
90
Patient #6



3
73% Reduction
2
1
Normal
0
Pre-Op
14
30
60
Patient #7



3
35% Reduction
2
1
Normal
0
Pre-Op
14
30
60
Patient #8

FIRST-IN-MAN - PATIENTS 1 TO 5 - VCSS SCORES



20
15
10
5
0
63% Reduction
Pre-Op 30 60 90 180
Patient #1
60% Reduction
Pre-Op 30 60 90 180
Patient #2
67% Reduction
Pre-Op 30 60 90 180
Patient #3
38% Reduction
Pre-Op 30 60 90 180
Patient #4
69% Reduction
Pre-Op 30 60 90 180
Patient #5

FIRST-IN-MAN - PATIENTS 6 TO 8 - VCSS SCORES



20
15
10
5
0
50% Reduction
Pre-Op
30
60
90
Patient #6
76% Reduction
Pre-Op
30
60
Patient #7
17% Reduction
Pre-Op
30
60
Patient #8

FIRST-IN-MAN - PATIENTS 1 TO 5 - VAS SCORES


10
75% Reduction
8
6
4
2
0
Pre-Op 30 60 90 180
Patient #1
10
56% Reduction
8
6
4
2
0
Pre-Op 30 60 90 180
Patient #2
10
50% Reduction
8
6
4
2
0
Pre-Op 30 60 90 180
Patient #3
10
50% Reduction
8
6
4
2
0
Pre-Op 30 60 90 180
Patient #4
10
38% Reduction
8
6
4
2
0
Pre-Op 30 60 90 180
Patient #5

FIRST-IN-MAN - PATIENTS 6 TO 8 - VAS SCORES


75% Reduction
10
8
6
4
2
0
Pre-Op
30
60
90
Patient #6
70% Reduction
10
8
6
4
2
0
Pre-Op
30
60
Patient #7
38% Reduction
10
8
6
4
2
0
Pre-Op
30
60
Patient #8

VENOVALVE - C6 CVI PATIENT - HEALING VENOUS ULCER



Pre-Op



30 Days



60 Days

HANCOCK JAFFE
LABORATORIES INC

Nasdaq: HJLI